UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2022
NEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35769	46-2950970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 416-3400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NWSA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	NWS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

News Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on November 15, 2022. A brief description of the matters voted upon at the Annual Meeting and the voting results on such matters is set forth below.

Proposal No. 1: The following individuals were elected to serve as Directors of the Company:

Name	For	Against	Abstain	Broker Non-Votes
K. Rupert Murdoch	157,548,770	5,050,659	12,542,601	778,046
Lachlan K. Murdoch	142,160,981	20,439,007	12,542,042	778,046
Robert J. Thomson	160,222,258	2,374,793	12,544,979	778,046
Kelly Ayotte	156,791,548	5,801,966	12,548,516	778,046
José María Aznar	148,062,568	14,530,494	12,548,968	778,046
Natalie Bancroft	153,650,881	8,942,109	12,549,040	778,046
Ana Paula Pessoa	146,233,807	16,358,949	12,549,274	778,046
Masroor Siddiqui	161,916,638	675,948	12,549,444	778,046

Proposal No. 2: A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 passed as follows:

For:	175,728,726
Against:	162,667
Abstain:	28,683
Broker Non-Votes:	0

Proposal No. 3: A proposal to approve, on an advisory, nonbinding basis, the Company’s executive compensation passed as follows:

For:	162,300,393
Against:	12,807,817
Abstain:	33,820
Broker Non-Votes:	778,046

Proposal No. 4: A nonbinding stockholder proposal requesting additional reporting on lobbying was submitted for inclusion in the Company's proxy statement for the Annual Meeting. Neither the proponent nor an authorized representative appeared at the Annual Meeting to present the proposal. Nonetheless, without waiving any of the Company’s rights under the securities laws to exclude any proposal that the proponent may submit for inclusion in the proxy statement for any stockholder meeting held in the next two years, the Company elected to present the proposal and report its results. The proposal failed to pass as follows:

For:	23,737,186
Against:	149,782,987
Abstain:	1,621,857
Broker Non-Votes:	778,046

Item 7.01    Regulation FD Disclosure.

On November 15, 2022, K. Rupert Murdoch, the Company’s Executive Chairman, and Robert Thomson, the Company’s Chief Executive, addressed stockholders at the Annual Meeting. A copy of Messrs. Murdoch’s and Thomson’s remarks prepared for the Annual Meeting is furnished as Exhibit 99.1 hereto.

The information under this caption Item 7.01, including information furnished in any related exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Remarks of the Executive Chairman and the Chief Executive prepared for the Company’s Annual Meeting of Stockholders.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: November 15, 2022